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                                                                      EXHIBIT 23

                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 33-51772.


                                                             ARTHUR ANDERSEN LLP




Cincinnati, Ohio,
  July 3, 1995